SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
current report
pursuant to section 13 or 15(d) of the
securities exchange act of 1934
Date of Report (date of earliest event reported): June 27, 2008
American Greetings Corporation

(Exact Name of Registrant as Specified in its Charter)

Ohio	1-13859	34-0065325

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One American Road Cleveland, Ohio	44144

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (216) 252-7300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03 Material Modification to Rights of Security Holders
On June 27, 2008, the shareholders of American Greetings Corporation (“American Greetings”) approved amendments to its Articles of Incorporation and Code of Regulations. As previously described in its Definitive Proxy Statement filed with the Securities and Exchange Commission on May 19, 2008, the shareholders approved the amendments to American Greetings’ Articles of Incorporation to:
•	“opt out” of Chapter 1704 of the Ohio Revised Code, known as the “Merger Moratorium Statute”; and

•	allow American Greetings to engage in any lawful activity authorized by Ohio law, conform the provisions governing permitted interested transactions to Ohio law, and make minor terminology, numbering, and other conforming language changes.
Also as previously described in its Definitive Proxy Statement filed with the Securities and Exchange Commission on May 19, 2008, the shareholders approved amendments to American Greetings’ Code of Regulations to:
•	set forth procedural requirements that a shareholder must follow to bring business before an annual meeting of shareholders and to nominate a candidate for election to the Board of Directors;

•	set the size of the Board of Directors from nine to and including fifteen directors, and authorize the Board of Directors to set or change the number of directors between nine and fifteen directors;

•	“opt out” of coverage of an Ohio anti-takeover statute, which is commonly referred to as the “Control Share Acquisition Act”;

•	authorize future amendments to the Code of Regulations by the Board of Directors as well as by two-thirds shareholder written consent; and

•	modernize and clarify the existing Code of Regulations, to, among other things, expressly include provisions that are permissible under applicable law, correct typographical errors and internal inconsistencies, and to reflect the current practices of American Greetings that have evolved since the Code of Regulations was last updated.
Copies of American Greetings’ Amended and Restated Articles of Incorporation and Amended and Restated Code of Regulations are filed herewith as Exhibits 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.
Item 7.01. Regulation FD Disclosure
On June 20, 2008, American Greetings filed suit against DIC Entertainment to prevent DIC Entertainment from violating the terms of its license agreement by assigning its rights to Cookie Jar Entertainment through a merger of DIC Entertainment with a subsidiary of Cookie Jar Entertainment. American Greetings' case against DIC Entertainment has been removed to federal court from the Cuyahoga County Court of Common Pleas. The case has been assigned to Judge Solomon Oliver, Jr. of the U.S. District Court for the Northern District of Ohio. American Greetings is pleased with the speed with which the courts have acted on this issue. American Greetings will continue to vigorously protect its popular Strawberry Shortcake brand and hopes to achieve an amicable resolution of this matter. To that end, American Greetings is considering a number of strategic options, including the possible reversion of intellectual property rights.

The information in this Item 7.01 of this Current Report on Form 8-K (including the exhibit attached hereto) is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
     (d) Exhibits.
3.1	American Greetings Corporation Amended and Restated Articles of Incorporation

3.2	American Greetings Corporation Amended and Restated Code of Regulations

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Greetings Corporation (Registrant)
By:	/s/ Catherine M. Kilbane
Catherine M. Kilbane,
Senior Vice President, General Counsel and Secretary

Date: July 1, 2008